   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1999
                                                    REGISTRATION NO. ___________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                             SUN MICROSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               94-2805249
        (State of Incorporation)                    (I.R.S. Employer
                                                 Identification Number)

                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                      -------------------------------------

                             SUN MICROSYSTEMS, INC.
                      1990 LONG-TERM EQUITY INCENTIVE PLAN
                            (FULL TITLE OF THE PLANS)

                      -------------------------------------

                                SCOTT G. MCNEALY
                             CHIEF EXECUTIVE OFFICER
                             SUN MICROSYSTEMS, INC.
                              901 SAN ANTONIO ROAD
                               PALO ALTO, CA 94303
                                 (650) 960-1300
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      -------------------------------------

                                    COPY TO:

                              DAVID J. SEGRE, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------
                                                           Proposed     Proposed
                                                           Maximum       Maximum
                                           Amount          Offering     Aggregate    Amount of
                                            to be         Price Per     Offering    Registration
Title of Securities to be Registered     Registered       Share (1)       Price         Fee
-----------------------------------------------------------------------------------------------
Common Stock, par value $0.00067         37,000,000        $109.63      $4,056,310   $1,127,654
per share, pursuant to the 1990
Long-Term Equity Incentive Plan
-----------------------------------------------------------------------------------------------

(1) The Proposed Maximum Offering Price Per Share was estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. The average of the high and low price on November 5, 1999 was $109.63.

        The contents of the Registrant's Forms S-8 Registration Statements, Registration No. 33-38220, 33-56577, 333-01459 and 333-67183, dated December 14,
1990, November 23, 1994, March 6, 1996 and November 12, 1998, respectively, relating to the 1990 Long-Term Equity Incentive Plan are incorporated herein by reference.

        PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. EXHIBITS

     EXHIBIT
      NUMBER                     DOCUMENTS
     -------                     ---------
        4.1     1990 Long-Term Equity Incentive Plan

        5.1     Opinion of Counsel as to legality of securities being registered

        23.1    Consent of Counsel (Contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (Contained in page II-3)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Microsystems, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 10th day of November, 1999.


                                        SUN MICROSYSTEMS, INC.

                                        By: /s/ Michael E. Lehman
                                           -------------------------------------
                                           Michael E. Lehman, Vice President,
                                           Corporate Resources and Chief
                                           Financial Officer

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott G. McNealy and Michael E. Lehman, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                                    DATE
---------                           -----                                    ----
/s/ Scott G. McNealy                Chairman of the Board of Directors,      November   10, 1999
---------------------------------   and Chief Executive Officer
Scott G. McNealy                    (Principal Executive Officer)

/s/ Michael E. Lehman               Vice President, Corporate Resources      November   10, 1999
---------------------------------   and Chief Financial Officer
Michael E. Lehman                   (Principal Financial Officer)

/s/ Michael L. Popov                Vice President and Corporate Controller  November   10, 1999
---------------------------------   (Principal Accounting Officer)
Michael L. Popov

                                    Director                                 November   __, 1999
---------------------------------
James L. Barksdale

/s/ L. John Doerr                   Director                                 November   10, 1999
---------------------------------
L. John Doerr

/s/ Judith L. Estrin                Director                                 November   10, 1999
---------------------------------
Judith L. Estrin

/s/ Robert J. Fisher                Director                                 November   10, 1999
---------------------------------
Robert J. Fisher

/s/ Robert L. Long                  Director                                 November   10, 1999
---------------------------------
Robert L. Long

/s/ M. Kenneth Oshman               Director                                 November   10, 1999
---------------------------------
M. Kenneth Oshman

                             SUN MICROSYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                     DESCRIPTION
      -------                    -----------
        4.1     1990 Long-Term Equity Incentive Plan

        5.1     Opinion of Counsel as to legality of securities being registered

        23.1    Consent of Counsel (Contained in Exhibit 5.1)

        23.2    Consent of Ernst & Young LLP, Independent Auditors

        24.1    Power of Attorney (Contained in page II-3)